Exhibit 10.1 DATED STERIS plc and [Insert Name] DEED OF INDEMNIFICATION MATHESON 70 Sir John Rogerson’s Quay Dublin 2 Ireland TEL: + 353 1 232 2000 FAX: +353 1 232 3333 56258095.1

46477852.1 CONTENTS Page No 1 Interpretation ............................................................................................................................. 1 2 Agreement to Serve .................................................................................................................. 5 3 Indemnity of Director / Officer / Employee ................................................................................ 5 4 Indemnification for Expenses of a Witness ............................................................................... 5 5 Determination of Entitlement to Indemnification ....................................................................... 5 6 Advancement of Expenses ....................................................................................................... 6 7 Remedies of Indemnitee in Cases of Determination Not to Indemnify or to Advance Expenses or Failure to Timely Pay ........................................................................................... 7 8 Other Rights to Indemnification ................................................................................................ 7 9 Attorneys' Fees and Other Expenses to Enforce Deed ............................................................ 8 10 Limitation of Indemnification ..................................................................................................... 8 11 Liability Insurance ..................................................................................................................... 8 12 Duration of Deed ....................................................................................................................... 9 13 Notice of Proceedings by the Indemnitee ................................................................................. 9 14 Notices ...................................................................................................................................... 9 15 Miscellaneous ......................................................................................................................... 10

1 THIS DEED OF INDEMNIFICATION (this “Deed”) is made on BETWEEN: (1) STERIS PLC, an Irish public limited company (company number 595593) with its registered office located at 70 Sir John Rogerson's Quay, Dublin 2, Ireland (the “Company”); AND (2) [INSERT NAME] of [Insert address] (the “Indemnitee”). WHEREAS: A. Highly skilled and competent persons are becoming more reluctant to serve public companies as directors, officers and / or employees unless they are provided with adequate protection through insurance and indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of such companies and uncertainties relating to indemnification increase the difficulty of attracting and retaining such persons. B. The Board (as defined below) has determined that an inability to attract and retain such persons is detrimental to the best interests of the Company and that the Company should act to assure such persons that there will be increased certainty of such protection in the future. C. The Company desires to ensure that the Company benefits from the services of highly skilled and competent persons such as the Indemnitee. D. It is reasonable, prudent and necessary for the Company to contractually obligate itself to indemnify the Indemnitee to the fullest extent permitted by Irish law so that the Indemnitee will serve or continue to serve the Company free from undue concern that the Indemnitee will not be so indemnified. E. The Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company and, as partial consideration for agreeing to do so, the Company has agreed to enter into this Deed with the Indemnitee. NOW THEREFORE in consideration of the premises and the covenants contained herein, the Company and the Indemnitee do hereby covenant and agree as follows: 1 Interpretation 1.1 In this Deed unless the context otherwise requires, the following words and expressions shall have the following meanings: “Affiliate” has the meaning set forth in Rule 12b-2 promulgated under section 12 of the Exchange Act; “Assets” means the assets of any kind owned by the Company, including, without limitation, the securities of the Subsidiaries and any of the assets owned by the Subsidiaries; “Beneficial Owner” has the meaning set forth in Rule 13d-3 under the Exchange Act;

2 “Board” means the board of directors from time to time of the Company; “Board Designee” means any director or officer of the Company as may be designated by the Board from time to time to exercise the rights of the Board Designee set forth in clause 5 in lieu of the Board unless otherwise determined by the Board (it being acknowledged that the Board has authorized and approved that any of the Chief Executive Officer or General Counsel of the Company may act as a Board Designee under this Deed until such time as determined by the Board), provided however, that no action taken by a Board Designee shall be valid unless notice thereof is promptly delivered to the Board and any such action shall not be in respect of any Proceedings to which such Board Designee was, is or is reasonably expected to be a party and provided further that the Board may revoke the powers of any Board Designee at any time by written notice to the Board Designee, but any such revocation shall not affect any prior act of a Board Designee unless such act is determined by the Board to have been taken by the Board Designee in bad faith; “Business Day” means a day other than a Saturday, Sunday or public holiday) on which clearing banks are generally open for business in Ireland; “Change in Control” means the occurrence of any event set forth in any one of the following paragraphs: (a) any Person is, or becomes, the Beneficial Owner, directly or indirectly, of 20% or more of either: (A) the then issued ordinary shares in the capital of the Company (the “Outstanding Company Issued Shares”); or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors at general meetings of the Company (the “Outstanding Company Voting Securities”), excluding any Person who becomes such a Beneficial Owner in connection with a transaction that complies with clauses (A), (B) and (C) of paragraph (c) below; (b) the individuals, who, as of the date of this Deed, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least two-thirds (2/3) of the Board, provided however, that any individual becoming a director subsequent to the date of this Deed whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds (2/3) of the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or any other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (c) the consummation of an acquisition, reorganization, reincorporation, redomestication, merger, amalgamation, consolidation, plan or scheme of arrangement, exchange offer, business combination or similar transaction of the Company or any of the Subsidiaries or the sale, transfer or other disposition of all or substantially all of the Company's Assets (any of which a “Corporate Transaction”), unless, following such Corporate Transaction or series of related Corporate Transactions, as the case may be: (A) all of the individuals and Entities who were the Beneficial Owners, respectively, of the Outstanding Company Issued Shares and Outstanding Company Voting Securities immediately prior to such Corporate Transaction own or beneficially own, directly or indirectly, more than 66⅔% of, respectively, the Outstanding Company

3 Issued Shares and the combined voting power of the Outstanding Company Voting Securities entitled to vote generally in the election of directors (or other governing body), as the case may be, of the Entity resulting from such Corporate Transaction (including, without limitation, an Entity (including any new parent Entity) which as a result of such transaction owns the Company or all or substantially all of the Company's Assets either directly or through one or more Entities) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Issued Shares and the Outstanding Company Voting Securities, as the case may be; (B) no Person (excluding any Entity resulting from such Corporate Transaction or any employee benefit plan (or related trust) of the Company or such Entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20% or more of, respectively, the then issued ordinary shares (or outstanding shares of common stock) of the Entity resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such Entity except to the extent that such ownership existed prior to the Corporate Transaction; and (C) at least two-thirds (2/3) of the members of the board of directors (or other governing body) of the Entity resulting from such Corporate Transaction were members of the Incumbent Board at the time of the approval of such Corporate Transaction; or (d) the approval or adoption by the Board or the shareholders of the Company of a plan or proposal which could result directly or indirectly in the liquidation, transfer, sale or other disposal of all or substantially all of the Company's Assets or the dissolution of the Company, excluding any transaction that complies with clauses (A), (B) and (C) of paragraph (c) above; “Corporate Status” means the status of a person who is or was a director, officer, employee, agent, or fiduciary of the Company or any other Group Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of any other company, corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other Entity or enterprise; “Deed” means this Deed of Indemnification; “Disinterested Director” means a director of the Company who is not or was not a party to a Proceeding in respect of which indemnification is sought by Indemnitee; “Entity” means any corporation, partnership, association, joint-stock company, limited liability company, trust, unincorporated organization or other business entity; “Exchange Act” means the US Securities Exchange Act of 1934, as amended from time to time; “Expenses” shall mean all costs, expenses, and obligations paid or incurred in connection with investigating, litigating, being a witness in, defending or participating in, or preparing to litigate, defend, be a witness in or participate in any matter that is the subject of a Proceeding, including attorneys', experts' and accountants' fees and court costs; “Group Companies” means the Company and each Subsidiary (wherever incorporated or organised);

4 “Independent Counsel” means a law firm or a member of a law firm that neither is presently nor in the past 5 years has been retained to represent: (i) the Company or Indemnitee in any matter material to any such party; or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing the Company or the lndemnitee in an action to determine the lndemnitee's right to indemnification under this Deed; “Parties” means the parties to this Deed collectively, and "Party" means either one of them; “Person” shall have the meaning given in section 3(a)(9) of the Exchange Act, as modified and used in sections 13(d) and 14(d) thereof, except that such term shall not include: (i) the Company or any of the Subsidiaries; (ii) a trustee or other fiduciary holding securities under terms of an employee benefit and compensation plans, agreements, arrangements, programs, policies, practices, contracts or agreement of the Company and its Affiliates (collectively, “Benefit Plans”); (iii) an underwriter temporarily holding securities pursuant to an offering by the Company of such securities; or (iv) a corporation or other Entity owned, directly or indirectly, by the shareholders of the Company in the same proportions as their ownership of issued shares of the Company; “Proceeding” means any actual, threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other actual, threatened, pending or completed proceeding, inquiry, hearing or investigation, whether civil, criminal, administrative or investigative and whether formal or informal (including, but not limited to, the investigation, defence, settlement or appeal of any of the forgoing); “Scheme” means the court-approved scheme of arrangement under English law which became effective on 28 March 2019, pursuant to which the Company became the listed parent of the STERIS group of companies; “STERIS UK” means STERIS Limited (formerly known as STERIS plc), a company incorporated under the laws of England and Wales with company number 11629557, which was the listed parent of the STERIS group of companies prior to the Scheme becoming effective; and “Subsidiary” means any majority-owned subsidiary of the Company or any majority-owned subsidiary thereof, or any other Entity in which the Company owns, directly or indirectly, a significant financial interest provided that the Chief Executive Officer of the Company designates such Entity to be a Subsidiary for the purposes of this Agreement. 1.2 In this Deed unless the context otherwise requires: 1.2.1 references to statutory provisions shall be construed as references to those provisions as amended or re-enacted or as their application is modified by other provisions from time to time and shall include references to any provisions of which they are re- enactments (whether with or without modification); 1.2.2 references to articles, clauses and schedules are references to articles and clauses hereof and schedules hereto; references to sub-clauses or paragraphs are, unless otherwise stated, references to sub-clauses of the clause or paragraphs of the schedule in which the reference appears;

5 1.2.3 references to the singular shall include the plural and vice versa and references to the masculine shall include the feminine and / or neuter and vice versa; and 1.2.4 references to persons shall include companies, partnerships, associations and bodies of persons, whether incorporated or unincorporated. 2 Agreement to Serve The lndemnitee agrees, or has agreed, to serve as a director, officer and / or employee of the Company. This Deed does not create or otherwise establish any right on the part of the Indemnitee to be and continue to be elected or appointed a director, officer and / or employee of the Company or any other Group Company and does not create an employment contract between the Company and the Indemnitee. 3 Indemnity of Director / Officer / Employee 3.1 Subject to clause 10, the Company shall indemnify, defend and hold harmless the Indemnitee against all Expenses, damages, losses, liabilities, judgments, penalties, fines and amounts paid in settlement if lndemnitee was or is a party to or participant in, or is threatened to be made a party to or participant in, any Proceeding, including a Proceeding brought by or in the right of the Company, by reason of the fact or assertion that the Indemnitee is or was a director, officer, employee, agent, or fiduciary of the Company or STERIS UK or is or was serving at the request of the Company or STERIS UK as a director, officer, employee, agent, or fiduciary of any other Group Company or any other company, corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other Entity or enterprise or by reason of anything done or not done by the Indemnitee in any such capacity. 3.2 Subject to clause 10, if the Indemnitee is entitled under any provision of this Agreement to indemnification for some or a portion of Expenses, damages, losses, liabilities, judgments, penalties, fines and amounts paid in settlement, but not the total amount thereof, the Company shall indemnify, defend and hold harmless the Indemnitee for such portion of the Expenses, damages, losses, liabilities, judgments, penalties, fines, amounts paid in settlement and any other amounts that the lndemnitee becomes legally obligated to pay in connection with any Proceeding to which the lndemnitee is entitled. 4 Indemnification for Expenses of a Witness Subject to clause 10, to the extent that the Indemnitee is, by reason of the Indemnitee's Corporate Status, a witness in any Proceeding, the Indemnitee shall be indemnified by the Company against all Expenses actually and reasonably incurred by the lndemnitee or on the Indemnitee's behalf in connection therewith. 5 Determination of Entitlement to Indemnification 5.1 The Indemnitee shall request indemnification pursuant to this Deed by notice in writing to the General Counsel of the Company or, if not the same person, to the secretary of the Company. The secretary shall, promptly upon receipt of the Indemnitee's request for indemnification, advise in writing the Board and the Board Designee or such other person or persons empowered to make the determination as provided in clause 5.2 that the Indemnitee has made such request for indemnification. Subject to clause 10, upon making such request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification hereunder

6 and the Company shall have the burden of proof in the making of any determination contrary to such presumption. 5.2 Upon written request by the Indemnitee for indemnification pursuant to clause 3.1, the entitlement of the lndemnitee to indemnification pursuant to the terms of this Deed shall be determined in the following circumstances and by the following person or persons who, in each instance, shall be empowered to make such determination: 5.2.1 if a Change in Control shall not have occurred: (a) by the Board, by a majority vote of the Disinterested Directors, or by the Board Designee; or (b) if such Board vote or the Board Designee determination under clause 5.2.1(a) is not obtainable or, even if obtainable, if such Disinterested Directors (by majority vote) or the Board Designee so directs, by: (i) Independent Counsel in a written opinion to the Board and the Board Designee, a copy of which shall be delivered to the Indemnitee; or (ii) a majority vote of the shareholders of the Company; and 5.2.2 if a Change in Control shall have occurred: (a) by Independent Counsel in a written opinion to the Board and the Board Designee, a copy of which shall be delivered to Indemnitee; or (b) at the Indemnitee's sole option, the Indemnitee shall have the right to direct that such determination be made in the manner provided in clause 5.2.1. 5.3 For the purposes of clause 5.2.1(b), Independent Counsel shall be selected by the Board or the Board Designee and approved by the lndemnitee and, for the purposes of clause 5.2.2, Independent Counsel shall be selected by the Indemnitee. Upon failure of the Board or the Board Designee to so select such Independent Counsel or upon failure of the Indemnitee to so approve, such Independent Counsel shall be selected by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Such determination of entitlement to indemnification shall be made not later than 60 days after receipt by the Company of a written request for indemnification. Such request shall include documentation or information which is reasonably necessary for such determination and which is reasonably available to Indemnitee. Subject to clause 10, any Expenses incurred by the Indemnitee in connection with the Indemnitee's request for indemnification hereunder shall be borne by the Company irrespective of the outcome of the determination of the Indemnitee's entitlement to indemnification. If the person or persons making such determination shall determine that the Indemnitee is entitled to indemnification as to part, but not all, of the application for indemnification, such persons may, subject to clause 10, reasonably pro rate such partial indemnification among such claims, issues or matters in respect of which indemnification is requested. 6 Advancement of Expenses Subject to clause 10, all reasonable Expenses incurred by, and advances of disbursements required of, the Indemnitee in connection with any Proceeding and in connection with the Indemnitee seeking an adjudication or award in arbitration pursuant to this Deed shall, at the request of the Indemnitee, be paid by the Company in advance of the final disposition of any

7 such Proceeding, adjudication or arbitration as promptly as possible, and in any event within 20 days after the receipt by the Company of a statement or statements from the Indemnitee requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the Expenses incurred by, or disbursements required of, the Indemnitee in connection therewith. Notwithstanding any determination as to entitlement to indemnification made pursuant to clauses 5 or 7, the Indemnitee agrees that it will forthwith (and, in any event, not later than 20 days from the date the Company provides a written demand therefor) repay any advance of funds made by the Company pursuant to this clause 6 in the event of any allegation of fraud or dishonesty in the relevant Proceeding is proved against the Indemnitee or if it is otherwise determined under applicable law that the Indemnitee is not entitled to be indemnified. Subject to clause 10, the Company shall have the burden of proof in any determination under this clause 6. No amounts advanced hereunder shall be deemed an extension of credit by the Company to the Indemnitee. 7 Remedies of Indemnitee in Cases of Determination Not to Indemnify or to Advance Expenses or Failure to Timely Pay 7.1 In the event that: (a) a determination is made that the lndemnitee is not entitled to indemnification hereunder; (b) payment has not been timely made following a determination of entitlement to indemnification pursuant to clause 5; or (c) Expenses or disbursements required of the Indemnitee are not advanced pursuant to clause 6, the lndemnitee shall be entitled to apply to a court of competent jurisdiction for a determination of the Indemnitee's entitlement to such indemnification, indemnification payment or advance. 7.2 Alternatively to clause 7.1, the lndemnitee, at the Indemnitee's sole option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association, such award to be made within sixty days following the Indemnitee's filing of the request for arbitration. The Company shall not oppose the Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. 7.3 A judicial proceeding or arbitration pursuant to this clause 7 shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination otherwise made hereunder (if so made) that the Indemnitee is not entitled to indemnification. If the court or arbitrator shall determine that the Indemnitee is entitled to any indemnification or advance hereunder, the Company shall pay all reasonable Expenses actually incurred by the Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate proceedings) (the “Clause 7 Expenses”), provided however, that the lndemnitee agrees that it will forthwith (and, in any event, not later than twenty days from the date the Company provides a written demand therefor) repay such Clause 7 Expenses in the event that any allegation of fraud or dishonesty is proved against the Indemnitee in the Proceeding in respect of which the Indemnitee was seeking indemnification or an advance of monies hereunder. 8 Other Rights to Indemnification 8.1 The indemnification and advancement of reasonable Expenses provided by this Deed shall not be deemed exclusive of any other right to which Indemnitee previously, now or in the future may be entitled under any provision of the Company's memorandum or articles of association, any other agreement (including any agreement between Indemnitee and any other Group Company), vote of shareholders of the Company, the Board or Disinterested Directors, provision of law, or otherwise, provided that the Company shall not be obligated

8 under this Deed to make any payment pursuant to this Deed for which payment has been actually made to or on behalf of the Indemnitee by or on behalf of any of the Group Companies under any insurance policy or other indemnity provision, except in respect of any excess beyond the amount paid under any such insurance policy or other indemnity provisions. 8.2 In the event of any payment under this Deed, the Group Companies shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute at the request of the Company all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights. 8.3 In addition to all other obligations hereunder and without limiting any rights of the Indemnitee hereunder, but subject to clause 10, the Company expressly agrees to, and hereby assumes, all indemnification, advancement of Expenses and / or all other obligations of STERIS UK to the Indemnitee in existence immediately prior to the effectiveness of the Scheme, pursuant to, and upon the terms of, the provisions set forth in any indemnification agreement to which STERIS UK was then bound and in the articles of association and organizational regulations of STERIS UK then in effect and applicable without regard to the effectiveness of the Scheme. 9 Attorneys' Fees and Other Expenses to Enforce Deed In the event that the Indemnitee is subject to or intervenes in any Proceeding in which the validity or enforceability of this Deed is at issue or seeks an adjudication or award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of, this Deed, the Indemnitee, if the Indemnitee prevails in whole or in part in such action, shall, subject to clause 10, be entitled to recover from the Company and shall be indemnified by the Company against, any actual Expenses reasonably incurred by the Indemnitee; provided that in bringing any action for adjudication or award in arbitration to enforce the Indemnitee's rights, the Indemnitee acted in good faith. 10 Limitation of Indemnification Notwithstanding any other terms of this Deed, nothing herein shall indemnify Indemnitee against, or exempt the Indemnitee from, any liability arising from or in connection with or in respect of the lndemnitee's fraud or dishonesty proved against the Indemnitee. The terms of this Deed shall have effect to the fullest extent permitted by applicable law, but shall not extend to any matter which would render them void pursuant to applicable law (including, without limitation, the provisions of section 235 of the Companies Act 2014 of Ireland, as amended), provided however, that, to the extent Irish applicable law changes after the date of this Deed so that the Company may, under such law, at the applicable time, indemnify the Indemnitee to an extent greater than provided in this Deed (as a result of the restrictions contained herein or current law), the Company shall indemnify the lndemnitee to the fullest extent permitted under applicable law at such time, as so changed. 11 Liability Insurance To the extent the Company maintains an insurance policy or policies providing directors', officers' and employees' liability insurance, the Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director, officer or employee.

9 12 Duration of Deed This Deed shall apply with respect to the lndemnitee's occupation of any of the position(s) described in clause 3.1 of this Deed prior to the date of this Deed and with respect to all periods of such service after the date of this Deed, even though the Indemnitee may have ceased to occupy such positions(s). 13 Notice of Proceedings by the Indemnitee 13.1 The Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding which may be subject to indemnification hereunder, provided that the failure to so notify the Company will not relieve the Company from any liability it may have to the lndemnitee except to the extent that such failure materially prejudices the Company's ability to defend such claim. With respect to any such Proceeding as to which the lndemnitee notifies the Company of the commencement thereof: 13.1.1 the Company will be entitled to participate therein at its own expense; and 13.1.2 except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defence thereof, with counsel reasonably satisfactory to lndemnitee. After notice from the Company to the lndemnitee of its election so to assume the defence thereof, the Company will not be liable to lndemnitee under this Deed for any Expenses subsequently incurred by the Indemnitee in connection with the defence thereof other than, subject to clause 10, reasonable costs of investigation or as otherwise provided below. The lndemnitee shall have the right to employ the Indemnitee's own counsel in such Proceeding, but the fees and Expenses of such counsel incurred after notice from the Company of its assumption of the defence thereof shall be at the expense of Indemnitee and not subject to indemnification hereunder unless: (a) the employment of counsel by the Indemnitee has been authorized by the Company; (b) in the reasonable opinion of counsel to the Indemnitee there is or may be a conflict of interest between the Company and the Indemnitee in the conduct of the defence of such Proceeding; or (c) the Company shall not in fact have employed counsel to assume the defence of such action, in each of which cases, subject to clause 10, the reasonable Expenses of counsel shall be at the expense of the Company. 13.2 Neither the Company nor the Indemnitee shall settle any claim without the prior written consent of the other (which shall not be unreasonably withheld, conditioned or delayed). 14 Notices Any notice required to be given hereunder shall be in writing in the English language and shall be served by sending the same by prepaid recorded post, facsimile, email or by delivering the same by hand to the address of the Party in question as set out below (or such other address as such Party shall notify the other Party of in accordance with this clause 14). Any notice sent by post as provided in this clause 14 shall be deemed to have been served five Business Days after dispatch and any notice sent by email as provided in this clause 14 shall be deemed to have been served at the time of sending, and in proving the service of the same it will be sufficient to prove in the case of a letter that such letter was properly stamped,

10 addressed and placed in the post; and in the case of an email that such email was duly sent to a current email address of the addressee. Company STERIS plc 70 Sir John Rogerson’s Quay Dublin 2 Ireland Attn: General Counsel Email: Adam_Zangerle@steris.com Indemnitee Name: [●] Address: [●] Email: [●] 15 Miscellaneous 15.1 Notwithstanding the expiration or termination of this Deed howsoever arising, such expiration or termination shall not operate to affect such of the provisions hereof as are expressed or intended to remain in full force and effect. 15.2 If any of the clauses, conditions, covenants or restrictions of this Deed or any deed or document emanating from it shall be found to be void but would be valid if some part thereof were deleted or modified, then such clause, condition, covenant or restriction shall apply with such deletion or modification as may be necessary to make it valid and effective so as to give effect as nearly as possible to the intent manifested by such clause, condition, covenant or restriction. 15.3 This Deed shall be binding upon the Company and its successors and assigns (including any transferee of all or substantially all of its assets and any successor or resulting company by any Corporate Transaction or otherwise) and shall inure to the benefit of lndemnitee and Indemnitee's spouse, assigns, heirs, estate, devises, executors, administrators or other legal representatives. 15.4 This Deed constitutes the entire agreement between the Parties relating to the matters covered hereby, and supersedes and extinguishes all previous agreements, promises, assurances, warranties, representations and understandings between them, whether written or oral, relating to its subject matter, provided that this Deed shall not supersede or extinguish any other indemnification agreement between Indemnitee and any other Group Company or any other indemnification obligation of the Company or any other Group Company to the Indemnitee (whether under the Company's memorandum or articles of association or otherwise). 15.5 No provision in this Deed may be amended unless such amendment is agreed to in writing and signed by the lndemnitee and by a duly authorised officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision of this Deed to be performed by such other Party shall be deemed a waiver of any other condition or provision hereof (whether similar or dissimilar) nor shall such waiver constitute a continuing waiver. Any waiver must be in writing and signed by the Indemnitee or a duly authorised officer of the Company, as the case may be.

11 15.6 The headings in this Deed are inserted for convenience only and shall not affect the construction of this Deed. 15.7 This Deed may be executed in counterparts each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument. 15.8 The terms and conditions of this Deed and the rights of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of Ireland. The Parties to this Deed hereby irrevocably agree that the courts of Ireland shall have non-exclusive jurisdiction in respect of any dispute, suit, action, arbitration or proceedings (“Deed Proceedings”) which may arise out of or in connection with this Deed and waive any objection to Deed Proceedings in the courts of Ireland on the grounds of venue or on the basis that the Deed Proceedings have been brought in an inconvenient forum; provided that any matters that are referred to arbitration pursuant to clause 5.3 or 7.2 shall be exclusively determined by such arbitral proceedings which shall be conducted by a single arbitrator, in the English language and in Ohio, USA. 15.9 All payments made by the Company to the lndemnitee hereunder shall be deemed to have been made in the ordinary course of business of the Company, and shall not be deemed to be extraordinary payments. 15.10 The Company expressly confirms and agrees that it has entered into this Deed and assumed the obligations imposed on it hereby in order to induce the Indemnitee to serve, continue to serve and to take on additional service for or on behalf of the Company, and the Company acknowledges that Indemnitee is relying upon this Deed in serving, continuing to serve and taking on additional service for or on behalf of the Company. (Remainder of page intentionally left blank)

12 IN WITNESS WHEREOF, the undersigned, intending to be bound hereby, have duly executed this Deed as deed and delivered it on the date first written above. GIVEN under the Common Seal of STERIS plc in the presence of: Duly Authorised Witness Signature Witness Name Witness Address Witness Occupation SIGNED AND DELIVERED as a deed by [Insert name] in the presence of: (Signature) Witness Signature Witness Name Witness Address Witness Occupation